UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 5, 2012

NOVAGEN SOLAR INC.

(Exact name of registrant as specified in its charter)

Nevada	333-149617	98-0471927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

284 West Millbrook Road, Raleigh, North Carolina	27609
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 5, 2012, Novagen Solar Inc. (“Novagen”) entered into a material definitive agreement (the “Agreement”) to acquire all the issued and outstanding shares of Y Engine Developments Pty Ltd., an Australian company (“YED”), from Micheal Nugent, the sole officer and director of YED (the “Vendor”). Under the terms of the agreement, Novagen will issue 1 share of its common stock to Mr. Nugent in exchange for 1 ordinary share of YED. The acquisition of YED is to complete on September 14, 2012.

Micheal Nugent is the President, Chief Executive Officer and a director of Novagen, as well as the controlling shareholder of Novagen through Twenty Second Trust.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAGEN SOLAR INC.

/s/ Micheal P. Nugent

Micheal P. Nugent

President & CEO

Date: July 6, 2012